Schedule of Investments Global Allocation Fund^ (Unaudited)
January 31, 2023

Number of Shares		Value
Common Stocks 0.0%(a)
Switzerland 0.0%(a)
66	Temenos AG (Cost $5,251)	$4,711

Short-Term Investments 108.9%
Investment Companies 108.9%
7,707,682	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.18%(b)(Cost $7,707,682)	7,707,682
Total Investments 108.9% (Cost $7,712,933)		7,712,393
Liabilities Less Other Assets (8.9)%		(632,477)
Net Assets 100.0%		$7,079,916

(a)	Represents less than 0.05% of net assets of the Fund.
(b)	Represents 7-day effective yield as of January 31, 2023.

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Software	$4,711	0.0%(a)
Short-Term Investments and Other Liabilities—Net	7,075,205	100.0%
	$7,079,916	100.0%

(a)	Represents less than 0.05% of net assets of the Fund.
See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of January 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$—	$4,711	$—	$4,711
Short-Term Investments	—	7,707,682	—	7,707,682
Total Investments	$—	$7,712,393	$—	$7,712,393

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)
January 31, 2023

Number of Shares		Value
Long Positions 102.1%
Common Stocks 76.6%
Aerospace & Defense 1.2%
245,678	Airbus SE	$ 30,799,628
170,200	Boeing Co.	36,252,600*(a)
		67,052,228
Banks 1.1%
427,776	JPMorgan Chase & Co.	59,871,529(a)
Beverages 1.3%
2,060,893	Keurig Dr Pepper, Inc.	72,708,305(a)
Biotechnology 0.6%
233,927	AbbVie, Inc.	34,562,714
Capital Markets 4.5%
1,155,562	Brookfield Asset Management, Inc. Class A	42,986,906
498,280	CME Group, Inc.	88,026,145(a)
303,904	S&P Global, Inc.	113,945,766
		244,958,817
Chemicals 1.4%
54,608	Air Products & Chemicals, Inc.	17,502,410(a)
537,231	Ashland, Inc.	58,703,231
		76,205,641
Commercial Services & Supplies 1.1%
381,385	Waste Management, Inc.	59,011,701
Computers 0.1%
359,091	Arctic Wolf Networks, Inc.	3,950,001*#(b)(c)
Containers & Packaging 0.8%
216,692	Avery Dennison Corp.	41,050,132
Diversified Consumer Services 0.2%
572,482	European Wax Center, Inc. Class A	10,785,561
Diversified Financial Services 1.0%
722,815	Apollo Global Management, Inc.	51,160,846
1,800,000	Sunlight Financial Holdings, Inc.	2,322,000*
		53,482,846
Electric Utilities 2.4%
1,719,976	NextEra Energy, Inc.	128,361,809(a)
Electrical Equipment 0.9%
1,277,749	nVent Electric PLC	50,790,523
Electronic Equipment, Instruments & Components 2.5%
410,733	Amphenol Corp. Class A	32,764,172
204,159	CDW Corp.	40,021,289
Number of Shares		Value
Electronic Equipment, Instruments & Components – cont'd
486,829	TE Connectivity Ltd.	$ 61,900,307
134,685,768
Entertainment 1.5%
582,835	Activision Blizzard, Inc.	44,627,676(a)
73,335	Netflix, Inc.	25,950,323*(a)
74,775	Walt Disney Co.	8,112,340*(a)
78,690,339
Equity Real Estate Investment Trusts 0.9%
157,161	SBA Communications Corp.	46,760,112(a)
Food & Staples Retailing 1.6%
103,686	Costco Wholesale Corp.	52,998,062
225,545	Walmart, Inc.	32,449,159(a)
85,447,221
Food Products 0.5%
454,346	Mondelez International, Inc. Class A	29,732,402(a)
Health Care Equipment & Supplies 0.9%
64,125	Becton, Dickinson & Co.	16,173,608
741,618	Boston Scientific Corp.	34,299,832*
50,473,440
Health Care Providers & Services 2.5%
73,639	Humana, Inc.	37,681,076
193,925	UnitedHealth Group, Inc.	96,805,421(a)
134,486,497
Holding Companies—Diversified 0.2%
1,082,400	Independence Holdings Corp.	10,986,360*
Hotels, Restaurants & Leisure 2.8%
110,435	Expedia Group, Inc.	12,622,720*
667,773	First Watch Restaurant Group, Inc.	10,817,923*
128,339	Marriott International, Inc. Class A	22,354,087(a)
356,383	McDonald's Corp.	95,296,814(a)
1,022,778	Sweetgreen, Inc. Class A	10,606,208*(d)
151,697,752
Household Products 0.9%
336,285	Procter & Gamble Co.	47,880,258(a)
Insurance 0.5%
178,934	Progressive Corp.	24,397,651(a)
Interactive Media & Services 4.1%
1,154,478	Alphabet, Inc. Class A	114,108,606*(a)
266,121	Match Group, Inc.	14,402,469*
636,852	Meta Platforms, Inc. Class A	94,871,842*(a)
223,382,917
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Internet & Direct Marketing Retail 2.9%
1,226,827	Amazon.com, Inc.	$ 126,522,668*(a)
622,766	Chewy, Inc. Class A	28,061,836*(d)
154,584,504
IT Services 4.4%
658,859	Fidelity National Information Services, Inc.	49,440,779
183,750	MasterCard, Inc. Class A	68,097,750(a)
442,645	Okta, Inc.	32,583,099*
1,869,977	Repay Holdings Corp.	18,213,576*
305,725	Visa, Inc. Class A	70,380,952(a)
238,716,156
Life Sciences Tools & Services 0.7%
68,524	Thermo Fisher Scientific, Inc.	39,081,293
Multiline Retail 0.7%
249,982	Dollar Tree, Inc.	37,542,297*(a)
Multi-Utilities 1.9%
1,898,160	CenterPoint Energy, Inc.	57,172,579(a)
458,301	WEC Energy Group, Inc.	43,075,711(a)
100,248,290
Oil, Gas & Consumable Fuels 2.1%
344,383	Chevron Corp.	59,929,530(a)
1,163,053	Enbridge, Inc.	47,650,281
329	Venture Global LNG, Inc.	3,245,256*#(b)(c)
110,825,067
Pharmaceuticals 0.9%
290,524	Johnson & Johnson	47,477,432(a)
Professional Services 1.5%
353,520	Equifax, Inc.	78,552,144
Road & Rail 2.3%
534,510	Uber Technologies, Inc.	16,532,394*
533,356	Union Pacific Corp.	108,905,962(a)
125,438,356
Semiconductors & Semiconductor Equipment 1.7%
393,947	Analog Devices, Inc.	67,550,092(a)
29,397	ASML Holding NV	19,426,714
36,100	NVIDIA Corp.	7,052,857
94,029,663
Software 11.8%
299,922	Adobe, Inc.	111,073,114*
111,020	Atlassian Corp. Class A	17,943,052*
179,381	Grammarly, Inc. Class A	3,761,530*#(b)(c)
14,865	Intuit, Inc.	6,282,990(a)
761,164	Microsoft Corp.	188,624,051(a)
1,806,473	Paycor HCM, Inc.	45,360,537*
761,017	Salesforce, Inc.	127,828,026*(a)
Number of Shares		Value
Software – cont'd
142,455	ServiceNow, Inc.	$ 64,835,544*(a)
244,681	Splunk, Inc.	23,433,099*
268,203	Workday, Inc. Class A	48,660,070*(a)
637,802,013
Specialty Retail 6.4%
200,331	Asbury Automotive Group, Inc.	44,072,820*
2,026,590	Fanatics Holdings, Inc. Class A	154,365,360*#(b)(c)
128,008	Home Depot, Inc.	41,496,353(a)
1,302,538	TJX Cos., Inc.	106,625,761
346,560,294
Technology Hardware, Storage & Peripherals 3.1%
1,148,947	Apple, Inc.	165,781,563(a)
Textiles, Apparel & Luxury Goods 0.7%
316,542	NIKE, Inc. Class B	40,305,293(a)

Total Common Stocks (Cost $3,353,295,056)		4,138,356,889
Preferred Stocks 1.0%
Capital Markets 0.0%(e)
82,110	Savage X, Inc. Ser. C	3,949,984*#(b)(c)
Entertainment 0.1%
39,203	A24 Films LLC	4,463,653*#(b)(c)(f)
Internet 0.4%
23,000	Fabletics, Inc. Ser. G	23,000,000*#(b)(c)
IT Services 0.3%
959,038	Cybereason, Inc. Ser. F	4,275,008*#(b)(c)
658,071	Druva, Inc. Ser. 4	6,167,968*#(b)(c)
480,112	Druva, Inc. Ser. 5	4,499,993*#(b)(c)
14,942,969
Software 0.2%
55,626	Grammarly, Inc. Ser. 3	1,458,063*#(b)(c)
180,619	Signifyd, Inc. Ser. Seed	2,115,049*#(b)(c)
78,686	Signifyd, Inc. Ser. A	922,987*#(b)(c)
325,371	Videoamp, Inc. Ser. F1	5,135,005*#(b)(c)
9,631,104
Total Preferred Stocks (Cost $58,686,273)		55,987,710

See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Units		Value
Master Limited Partnerships and Limited Partnerships 3.0%
Multi-Utilities 1.1%
1,600,530	Brookfield Infrastructure Partners L.P.	$56,562,730(a)
Number of Units		Value
Oil, Gas & Consumable Fuels 1.9%
4,095,940	Enterprise Products Partners L.P.	$104,856,064
Total Master Limited Partnerships and Limited Partnerships (Cost $132,960,681)		161,418,794

Principal Amount
Corporate Bonds 3.4%
Beverages 0.2%
$11,355,000	PepsiCo, Inc., 2.75%, due 10/21/2051	$8,415,975
Computers 0.2%
15,165,000	Apple, Inc., 2.85%, due 8/5/2061	10,551,372
Diversified Financial Services 0.0%(e)
2,838,000	Mastercard, Inc., 2.95%, due 3/15/2051	2,184,857
Electric 0.2%
11,350,000	Florida Power & Light Co., 2.88%, due 12/4/2051	8,253,034
Healthcare - Services 0.1%
9,462,000	UnitedHealth Group, Inc., 3.13%, due 5/15/2060	6,875,634
Internet 0.8%
14,222,000	Alphabet, Inc., 2.25%, due 8/15/2060	8,752,669
19,922,000	Amazon.com, Inc., 3.25%, due 5/12/2061	14,650,693
12,315,000	Meta Platforms, Inc., 4.65%, due 8/15/2062	10,792,497
9,590,000	Uber Technologies, Inc., 8.00%, due 11/1/2026	9,816,707(g)
		44,012,566
Machinery - Diversified 0.0%(e)
2,850,000	nVent Finance Sarl, 4.55%, due 4/15/2028	2,706,000(h)
Miscellaneous Manufacturer 0.7%
	Anagram International, Inc./Anagram Holdings LLC
24,838,349	10.00% Cash & 5.00% PIK, due 8/15/2025	23,596,432(g)(i)
17,363,813	5.00% Cash & 5.00% PIK, due 8/15/2026	13,886,776(g)(i)
		37,483,208
Office - Business Equipment 0.1%
5,700,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	5,124,756
Pharmaceuticals 0.2%
12,295,000	Johnson & Johnson, 2.45%, due 9/1/2060	8,209,769
Real Estate Investment Trusts 0.0%(e)
2,850,000	SBA Communications Corp., 3.88%, due 2/15/2027	2,632,077
Retail 0.2%
12,295,000	Walmart, Inc., 2.65%, due 9/22/2051	8,977,743
Software 0.7%
13,250,000	Activision Blizzard, Inc., 2.50%, due 9/15/2050	8,903,323
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Software – cont'd
$18,032,000	Microsoft Corp., 2.68%, due 6/1/2060	$ 12,511,050
	Oracle Corp.
5,715,000	6.90%, due 11/9/2052	6,610,780
16,122,000	3.85%, due 4/1/2060	11,651,665
		39,676,818
Total Corporate Bonds (Cost $174,831,353)		185,103,809
Loan Assignments 0.3%
Leisure Goods - Activities - Movies 0.3%
15,000,000	One Spa World, LLC, Second Lien Term Loan, (3M USD LIBOR + 7.50%), 11.83%, due 3/18/2027 (Cost $14,838,464)	15,300,000#(b)(c)(j)

Convertible Bonds 0.4%
Computers 0.4%
19,850	Arctic Wolf Networks, Inc., 0.00%, due 9/29/2027 (Cost $19,850,000)	19,850,000#(b)(c)

Number of Shares
Warrants 0.1%
Diversified Consumer Services 0.1%
52,600	OneSpaWorld Holdings Ltd. Expires 3/19/2024	$ 78,900*
653,334	OneSpaWorld Holdings Ltd. Expires 6/12/2025	3,573,737*(b)(c)
		3,652,637
Food Products 0.0%(e)
701,800	Whole Earth Brands, Inc. Expires 6/25/2025	128,921*
301,400	Whole Earth Brands, Inc. Expires 6/25/2025	55,367*
		184,288
Total Warrants (Cost $433,413)		3,836,925
Purchased Option Contracts 0.0%(e) (Cost $2,106,271)		877,020

Short-Term Investments 17.3%
Investment Companies 17.3%
906,885,181	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.18%(k)	906,885,181
24,683,398	State Street Navigator Securities Lending Government Money Market Portfolio, 4.35%(k)	24,683,398(l)
Total Short-Term Investments (Cost $931,568,579)		931,568,579

Total Long Positions (102.1%) (Cost $4,688,570,090)		5,512,299,726
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Short Positions ((18.0)%)
Common Stocks Sold Short (17.2)%
Aerospace & Defense (0.2)%
(121,629)	AeroVironment, Inc.	$(10,821,332)*
Air Freight & Logistics (0.2)%
(78,100)	Expeditors International of Washington, Inc.	(8,446,515)
Automobiles (0.2)%
(498,230)	Ford Motor Co.	(6,731,087)
(403,407)	Lucid Group, Inc.	(4,715,828)*
		(11,446,915)
Banks (0.3)%
(91,200)	Signature Bank	(11,760,240)
(107,804)	Wells Fargo & Co.	(5,052,773)
		(16,813,013)
Capital Markets (1.2)%
(187,689)	Coinbase Global, Inc.	(10,976,053)*
(1,063,202)	Invesco Ltd.	(19,679,869)
(574,498)	Robinhood Markets, Inc.	(5,980,524)*
(265,362)	T Rowe Price Group, Inc.	(30,906,712)
		(67,543,158)
Chemicals (0.1)%
(21,622)	Sherwin-Williams Co.	(5,115,549)
Commercial Services & Supplies (0.1)%
(370,127)	Steelcase, Inc.	(2,886,991)
Consumer Finance (0.6)%
(184,735)	Capital One Financial Corp.	(21,983,465)
(430,573)	Upstart Holdings, Inc.	(8,043,104)*
		(30,026,569)
Containers & Packaging (0.2)%
(93,396)	Packaging Corp. of America	(13,327,609)
Diversified Consumer Services (0.3)%
(425,411)	H&R Block, Inc.	(16,582,521)
Electric Utilities (0.4)%
(157,985)	Hawaiian Electric Industries, Inc.	(6,678,026)
(199,237)	Southern Co.	(13,484,360)
		(20,162,386)
Number of Shares		Value
Entertainment (0.8)%
(338,829)	ROBLOX Corp.	$ (12,607,827)*
(2,220,467)	Warner Bros Discovery, Inc.	(32,907,321)*
		(45,515,148)
Equity Real Estate Investment Trusts (1.1)%
(336,649)	Iron Mountain, Inc.	(18,374,302)
(303,379)	Lamar Advertising Co.	(32,321,999)
(475,703)	Outfront Media, Inc.	(9,466,490)
		(60,162,791)
Food & Staples Retailing (0.4)%
(212,107)	BJ's Wholesale Club Holdings, Inc.	(15,371,394)*
(223,980)	Grocery Outlet Holding Corp.	(6,806,752)*
		(22,178,146)
Food Products (1.0)%
(479,213)	Campbell Soup Co.	(24,885,531)
(866,334)	Hain Celestial Group, Inc.	(17,777,174)*
(140,430)	McCormick & Co., Inc.	(10,549,101)
		(53,211,806)
Hotels, Restaurants & Leisure (0.4)%
(77,958)	Darden Restaurants, Inc.	(11,535,445)
(101,759)	Dine Brands Global, Inc.	(7,866,989)
		(19,402,434)
Household Durables (0.2)%
(308,832)	Cricut, Inc.	(3,023,465)
(44,610)	TopBuild Corp.	(8,924,677)*
		(11,948,142)
Household Products (0.3)%
(187,088)	Church & Dwight Co., Inc.	(15,127,936)
Industrial Conglomerates (0.2)%
(61,662)	3M Co.	(7,096,063)
(53,500)	General Electric Co.	(4,305,680)
		(11,401,743)
Interactive Media & Services (0.1)%
(2,573,500)	fuboTV, Inc.	(6,613,895)*
IT Services (0.5)%
(76,743)	International Business Machines Corp.	(10,339,584)
(1,109,711)	Western Union Co.	(15,724,605)
		(26,064,189)
Machinery (0.8)%
(127,718)	Illinois Tool Works, Inc.	(30,146,557)
(234,548)	Ingersoll Rand, Inc.	(13,134,688)
		(43,281,245)
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Number of Shares		Value
Media (2.2)%
(1,878,559)	iHeartMedia, Inc.	$ (14,558,832)*
(610,924)	Interpublic Group of Cos., Inc.	(22,274,289)
(275,563)	Omnicom Group, Inc.	(23,695,662)
(1,073,004)	Paramount Global	(24,850,773)
(2,510,065)	Sirius XM Holdings, Inc.	(14,533,276)
(332,492)	Trade Desk, Inc.	(16,857,345)*
		(116,770,177)
Multi-Utilities (0.5)%
(256,485)	Consolidated Edison, Inc.	(24,445,585)
Road & Rail (0.3)%
(154,000)	Canadian Pacific Railway Ltd.	(12,150,600)
(34,900)	Landstar System, Inc.	(6,031,767)
		(18,182,367)
Semiconductors & Semiconductor Equipment (0.2)%
(65,269)	Texas Instruments, Inc.	(11,566,319)
Software (2.2)%
(36,643)	Aspen Technology, Inc.	(7,282,796)*
(80,481)	Bill.com Holdings, Inc.	(9,305,213)*
(106,617)	Descartes Systems Group, Inc.	(7,785,174)*
(174,752)	DocuSign, Inc.	(10,596,961)*
(28,063)	HubSpot, Inc.	(9,738,142)*
Number of Shares		Value
Software – cont'd
(1,514,035)	Palantir Technologies, Inc.	$ (11,779,192)*
(73,091)	Paycom Software, Inc.	(23,677,099)*
(100,387)	Paylocity Holding Corp.	(20,909,608)*
(82,102)	SAP SE ADR	(9,731,550)
(74,624)	SPS Commerce, Inc.	(10,154,834)*
(120,960,569)
Specialty Retail (2.1)%
(52,245)	AutoNation, Inc.	(6,620,486)*
(331,472)	Best Buy Co., Inc.	(29,408,196)
(35,919)	Boot Barn Holdings, Inc.	(2,998,877)*
(104,653)	Burlington Stores, Inc.	(24,052,399)*
(304,066)	CarMax, Inc.	(21,421,450)*
(58,228)	Carvana Co.	(592,179)*
(262,424)	Children's Place, Inc.	(11,906,177)*
(254,052)	GameStop Corp.	(5,556,117)*
(36,482)	Hibbett, Inc.	(2,420,946)
(152,620)	Sonic Automotive, Inc.	(8,197,220)
(113,174,047)
Textiles, Apparel & Luxury Goods (0.1)%
(200,239)	G-III Apparel Group Ltd.	(3,388,044)*
Total Common Stocks Sold Short (Proceeds $(897,645,797))		(926,567,141)

Principal Amount
Corporate Bonds Sold Short (0.8)%
Diversified Financial Services (0.2)%
$(5,000,000)	Radian Group, Inc., 4.88%, due 3/15/2027	$ (4,769,100)
(5,000,000)	Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.63%, due 3/1/2029	(4,231,250)(g)
		(9,000,350)
Insurance (0.0)%(e)
(2,650,000)	Hartford Financial Services Group, Inc., (3M USD LIBOR + 2.13%), 6.73%, due 2/12/2047	(2,279,663)(g)(j)
Lodging (0.1)%
(7,000,000)	Boyd Gaming Corp., 4.75%, due 12/1/2027	(6,668,813)
Media (0.2)%
(4,000,000)	iHeartCommunications, Inc., 8.38%, due 5/1/2027	(3,597,120)
(5,000,000)	Sirius XM Radio, Inc., 4.00%, due 7/15/2028	(4,463,300)(g)
		(8,060,420)
Office Equipment (0.1)%
(7,000,000)	Steelcase, Inc., 5.13%, due 1/18/2029	(6,268,080)
Pipelines (0.1)%
(8,170,000)	TransCanada PipeLines Ltd., (3M USD LIBOR + 2.21%), 6.82%, due 5/15/2067	(6,731,998)(j)
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Retail (0.1)%
$(5,000,000)	Macy's Retail Holdings LLC, 5.88%, due 4/1/2029	$(4,661,820)(g)
Total Corporate Bonds Sold Short (Proceeds $(45,395,450))		(43,671,144)
Total Short Positions (Proceeds $(943,041,247))		(970,238,285)
Total Investments 84.1% (Cost $3,745,528,843)		4,542,061,441
Other Assets Less Liabilities 15.9%		859,020,000(m)
Net Assets 100.0%		$5,401,081,441

*	Non-income producing security.
(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of January 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at January 31, 2023 amounted to $260,033,594, which represents 4.8% of net assets of the Fund.

(d)
All or a portion of this security is on loan at January 31, 2023. Total value of all such securities at January 31,
2023 amounted to $25,501,608, collateralized by cash collateral of $24,683,398 and non-cash
(U.S. Treasury Securities) collateral of $4,009,643 for the Fund .

(e)	Represents less than 0.05% of net assets of the Fund.
(f)	Security represented in Units.
(g)
Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At January 31,
2023, these securities amounted to $47,299,915 of long positions and $(15,636,033) of short positions, which represents 0.9% and (0.3)%, respectively, of net assets of the Fund.

(h)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
January 31, 2023.

(i)	Payment-in-kind (PIK) security.
(j)	Variable or floating rate security. The interest rate shown was the current rate as of January 31, 2023 and changes periodically.
(k)	Represents 7-day effective yield as of January 31, 2023.
(l)	Represents investment of cash collateral received from securities lending.
(m)	Includes the impact of the Fund’s open positions in derivatives at January 31, 2023.
#   These securities have been deemed by Management to be illiquid, and are subject to restrictions on resale. At January 31, 2023, these securities amounted to $256,459,857, which represents 4.8% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 1/31/2023	Fair Value Percentage of Net Assets as of 1/31/2023
A24 Films LLC (Preferred Units)	2/25/2022	$4,463,654	$4,463,653	0.1%
Arctic Wolf Networks, Inc.	12/31/2021	3,950,001	3,950,001	0.1%
Arctic Wolf Networks, Inc. (Convertible Bonds)	9/30/2022	19,850,000	19,850,000	0.4%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 1/31/2023	Fair Value Percentage of Net Assets as of 1/31/2023
Cybereason, Inc. (Ser. F Preferred Shares)	7/19/2021	$4,750,000	$4,275,008	0.1%
Druva, Inc. (Ser. 4 Preferred Shares)	6/14/2019	3,429,998	6,167,968	0.1%
Druva, Inc. (Ser. 5 Preferred Shares)	4/1/2021	4,500,000	4,499,993	0.1%
Fabletics, Inc. (Ser. G Preferred Shares)	1/10/2022	23,000,000	23,000,000	0.4%
Fanatics Holdings, Inc. Class A	8/13/2020- 4/29/2021	35,957,294	154,365,360	2.8%
Grammarly, Inc. Class A	12/23/2021- 1/24/2022	4,701,917	3,761,530	0.1%
Grammarly, Inc. (Ser. 3 Preferred Shares)	12/23/2021- 1/24/2022	1,458,063	1,458,063	0.0%
One Spa World, LLC Second Lien Term Loan	3/19/2019	14,838,464	15,300,000	0.3%
Savage X, Inc. (Ser. C Preferred Shares)	11/30/2021	3,949,983	3,949,984	0.0%
Signifyd, Inc. (Ser. Seed Preferred Shares)	5/24/2021	5,572,107	2,115,049	0.1%
Signifyd, Inc. (Ser. A Preferred Shares)	5/24/2021	2,427,463	922,987	0.0%
Venture Global LNG, Inc.	11/21/2018	2,303,000	3,245,256	0.1%
Videoamp, Inc. (Ser. F1 Preferred Shares)	1/4/2022	5,135,005	5,135,005	0.1%
Total		$140,286,949	$256,459,857	4.8%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At January 31, 2023, open positions in futures for the Fund were as follows:
Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2023	649	NASDAQ 100 E-Mini Index	$(157,732,960)	$(9,976,794)
3/2023	334	Russell 2000 E-Mini Index	(32,387,980)	(2,135,930)
3/2023	2,090	S&P 500 E-Mini Index	(427,405,000)	(14,454,179)
Total Futures				$(26,566,903)
Total return basket swap contracts (“total return basket swaps”)
At January 31, 2023, the Fund had outstanding total return basket swaps(a) as follows:
Over-the-counter total return basket swaps—Short(b)

Counterparty	Reference Entity	Effective Variable Rate(c)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Maturity Date(s)	Value
GSI	GSCBECS1	1.49%	(0.40)%	€STR	3M/T	7/7/2023	$(3,718,840)
GSI	GSCBECS1	1.49%	(0.40)%	€STR	3M/T	7/7/2023	(673,280)
GSI	GSCBECS1	1.49%	(0.40)%	€STR	3M/T	7/7/2023	(1,780,885)
GSI	GSCBECS1	1.49%	(0.40)%	€STR	3M/T	7/7/2023	(4,649,490)
GSI	GSCBECS1	1.49%	(0.40)%	€STR	3M/T	7/7/2023	(4,567,959)
GSI	GSCBOEC1	3.93%	(0.40)%	FEDL01	3M/T	1/19/2024	(16,253,556)
GSI	GSCBOEC1	3.93%	(0.40)%	FEDL01	3M/T	1/19/2024	(2,971,170)
GSI	GSNBLIPO	3.35%	(0.98)%	FEDL01	1M/T	5/23/2023	976,746
JPM	JPNBGCND	3.67%	(0.65)%	OBFR	3M/T	5/1/2023	9,502,263
JPM	JPNBLQGS	4.35%	0.03%	OBFR	1M/T	7/19/2024	(9,662,333)
Total							$(33,798,504)
(a) The following table represents required component disclosures associated with the total return basket swaps:
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1
Delivery Hero SE	(8,402)	EUR(3,027,494)	$(373,370)	10.0%
Industria de Diseno Textil SA	(13,369)	(2,496,657)	(307,904)	8.2%
Zalando SE	(8,874)	(2,465,992)	(304,122)	8.1%
EssilorLuxottica SA	(2,110)	(2,311,207)	(285,033)	7.6%
Henkel AG & Co KGaA	(4,919)	(2,099,000)	(258,862)	6.9%
Swatch Group AG/The	(868)	(1,874,520)	(231,178)	6.2%
H & M Hennes & Mauritz AB	(25,155)	(1,850,106)	(228,167)	6.1%
adidas AG	(1,759)	(1,691,621)	(208,621)	5.6%
HUGO BOSS AG	(3,527)	(1,432,000)	(176,603)	4.7%
Puma SE	(3,157)	(1,284,453)	(158,407)	4.2%
HelloFresh SE	(8,274)	(1,197,435)	(147,675)	3.9%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
Pandora A/S	(2,298)	EUR(1,141,095)	$(140,727)	3.8%
Kingfisher PLC	(54,653)	(1,128,745)	(139,204)	3.7%
Next PLC	(2,077)	(1,017,579)	(125,494)	3.3%
Pearson PLC	(14,614)	(999,136)	(123,220)	3.3%
Dufry AG	(2,738)	(749,565)	(92,441)	2.5%
JD Sports Fashion PLC	(58,942)	(710,105)	(87,575)	2.3%
Auto Trader Group PLC	(15,070)	(699,426)	(86,258)	2.4%
ProSiebenSat.1 Media SE	(7,069)	(434,506)	(53,586)	1.4%
Thule Group AB	(2,566)	(366,877)	(45,246)	1.2%
Games Workshop Group PLC	(384)	(266,542)	(32,872)	0.9%
Adevinta ASA	(5,103)	(260,751)	(32,157)	0.9%
Watches of Switzerland Group PLC	(3,211)	(225,361)	(27,793)	0.7%
MIPS AB	(777)	(177,564)	(21,898)	0.6%
RTL Group SA	(575)	(167,038)	(20,600)	0.5%
Stroeer SE & Co KGaA	(395)	(129,846)	(16,013)	0.4%
Dr Martens PLC	(8,162)	(93,765)	(11,564)	0.3%
Fielmann AG	(369)	(83,184)	(10,257)	0.3%
		EUR(30,381,570)	$(3,746,847)
Accrued Net Interest Receivable/(Payable)			28,007
			$(3,718,840)
GSCBECS1
Delivery Hero SE	(2,372)	(854,657)	(67,915)	10.0%
Industria de Diseno Textil SA	(3,774)	(704,802)	(56,007)	8.2%
Zalando SE	(2,505)	(696,146)	(55,319)	8.1%
EssilorLuxottica SA	(596)	(652,450)	(51,847)	7.6%
Henkel AG & Co KGaA	(1,389)	(592,544)	(47,087)	6.9%
Swatch Group AG/The	(245)	(529,174)	(42,051)	6.2%
H & M Hennes & Mauritz AB	(7,101)	(522,282)	(41,503)	6.1%
adidas AG	(497)	(477,542)	(37,948)	5.6%
HUGO BOSS AG	(996)	(404,251)	(32,124)	4.7%
Puma SE	(891)	(362,599)	(28,814)	4.2%
HelloFresh SE	(2,336)	(338,034)	(26,862)	3.9%
Pandora A/S	(649)	(322,129)	(25,598)	3.8%
Kingfisher PLC	(15,429)	(318,643)	(25,321)	3.7%
Next PLC	(586)	(287,261)	(22,827)	3.3%
Pearson PLC	(4,125)	(282,054)	(22,414)	3.3%
Dufry AG	(773)	(211,601)	(16,815)	2.5%
JD Sports Fashion PLC	(16,639)	(200,462)	(15,930)	2.3%
Auto Trader Group PLC	(4,254)	(197,447)	(15,690)	2.4%
ProSiebenSat.1 Media SE	(1,996)	(122,660)	(9,747)	1.4%
Thule Group AB	(724)	(103,569)	(8,230)	1.2%
Games Workshop Group PLC	(108)	(75,243)	(5,979)	0.9%
Adevinta ASA	(1,440)	(73,610)	(5,849)	0.9%
Watches of Switzerland Group PLC	(907)	(63,619)	(5,055)	0.7%
MIPS AB	(219)	(50,126)	(3,983)	0.6%
RTL Group SA	(162)	(47,155)	(3,747)	0.5%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
RTL GroStroeer SE & Co KGaAup SA	(112)	EUR(36,655)	$(2,912)	0.4%
Dr Martens PLC	(2,304)	(26,470)	(2,104)	0.3%
Fielmann AG	(104)	(23,483)	(1,868)	0.3%
		EUR(8,576,668)	$(681,546)
Accrued Net Interest Receivable/(Payable)			8,266
			$(673,280)
GSCBECS1
Delivery Hero SE	(4,357)	(1,569,887)	(178,925)	10.0%
Industria de Diseno Textil SA	(6,933)	(1,294,626)	(147,552)	8.2%
Zalando SE`	(4,601)	(1,278,724)	(145,740)	8.1%
EssilorLuxottica SA	(1,094)	(1,198,461)	(136,592)	7.6%
Henkel AG & Co KGaA	(2,551)	(1,088,423)	(124,051)	6.9%
Swatch Group AG/The	(450)	(972,020)	(110,784)	6.2%
H & M Hennes & Mauritz AB	(13,044)	(959,361)	(109,341)	6.1%
adidas AG	(912)	(877,179)	(99,975)	5.6%
HUGO BOSS AG	(1,829)	(742,554)	(84,631)	4.7%
Puma SE	(1,637)	(666,045)	(75,911)	4.2%
HelloFresh SE	(4,290)	(620,922)	(70,768)	3.9%
Pandora A/S	(1,192)	(591,707)	(67,439)	3.8%
Kingfisher PLC	(28,340)	(585,303)	(66,709)	3.7%
Next PLC	(1,077)	(527,659)	(60,139)	3.3%
Pearson PLC	(7,578)	(518,095)	(59,049)	3.3%
Dufry AG	(1,420)	(388,682)	(44,299)	2.5%
AutJD Sports Fashion PLCo Trader Group PLC	(30,564)	(368,221)	(41,967)	2.3%
Auto Trader Group PLC	(7,814)	(362,683)	(41,336)	2.4%
ProSiebenSat.1 Media SE	(3,666)	(225,310)	(25,679)	1.4%
Thule Group AB	(1,330)	(190,242)	(21,682)	1.2%
Games Workshop Group PLC	(199)	(138,214)	(15,753)	0.9%
Adevinta ASA	(2,646)	(135,211)	(15,410)	0.9%
Watches of Switzerland Group PLC	(1,665)	(116,859)	(13,319)	0.7%
MIPS AB	(403)	(92,075)	(10,494)	0.6%
RTL Group SA	(298)	(86,616)	(9,872)	0.5%
Stroeer SE & Co KGaA	(205)	(67,331)	(7,674)	0.4%
Dr Martens PLC	(4,232)	(48,621)	(5,542)	0.3%
Fielmann AG	(191)	(43,135)	(4,916)	0.3%
		EUR(15,754,166)	$(1,795,549)
Accrued Net Interest Receivable/(Payable)			14,664
			$(1,780,885)
GSCBECS1
Delivery Hero SE	(5,168)	(1,861,915)	(464,227)	10.0%
Industria de Diseno Textil SA	(8,222)	(1,535,450)	(382,830)	8.2%
Zalando SE	(5,457)	(1,516,590)	(378,128)	8.1%
EssilorLuxottica SA	(1,297)	(1,421,397)	(354,394)	7.6%
Henkel AG & Co KGaA	(3,025)	(1,290,889)	(321,855)	6.9%
Swatch Group AG/The	(534)	(1,152,834)	(287,434)	6.2%
H & M Hennes & Mauritz AB	(15,470)	(1,137,819)	(283,690)	6.1%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
adidas AG	(1,082)	EUR(1,040,350)	$(259,388)	5.6%
HUGO BOSS AG	(2,169)	(880,683)	(219,579)	4.7%
Puma SE	(1,941)	(789,941)	(196,954)	4.2%
HelloFresh SE	(5,088)	(736,425)	(183,611)	3.9%
Pandora A/S	(1,414)	(701,776)	(174,972)	3.8%
Kingfisher PLC	(33,612)	(694,180)	(173,079)	3.7%
Next PLC	(1,277)	(625,813)	(156,033)	3.3%
Pearson PLC	(8,988)	(614,470)	(153,205)	3.3%
Dufry AG	(1,684)	(460,984)	(114,936)	2.5%
JD Sports Fashion PLC	(36,250)	(436,716)	(108,886)	2.3%
Auto Trader Group PLC	(9,268)	(430,148)	(107,248)	2.4%
ProSiebenSat.1 Media SE	(4,348)	(267,222)	(66,626)	1.4%
Thule Group AB	(1,578)	(225,630)	(56,256)	1.2%
Games Workshop Group PLC	(236)	(163,924)	(40,871)	0.9%
Adevinta ASA	(3,138)	(160,362)	(39,983)	0.9%
Watches of Switzerland Group PLC	(1,975)	(138,597)	(34,556)	0.7%
MIPS AB	(478)	(109,202)	(27,227)	0.6%
RTL Group SA	(354)	(102,729)	(25,613)	0.5%
Stroeer SE & Co KGaA	(243)	(79,856)	(19,910)	0.4%
Dr Martens PLC	(5,019)	(57,666)	(14,378)	0.3%
Fielmann AG	(227)	(51,161)	(12,755)	0.3%
		EUR(18,684,729)	$(4,658,624)
Accrued Net Interest Receivable/(Payable)			9,134
			$(4,649,490)
GSCBECS1
Delivery Hero SE	(4,916)	(1,771,248)	(455,622)	10.0%
Industria de Diseno Textil SA	(7,822)	(1,460,680)	(375,734)	8.2%
Zalando SE	(5,192)	(1,442,739)	(371,119)	8.1%
EssilorLuxottica SA	(1,234)	(1,352,181)	(347,825)	7.6%
Henkel AG & Co KGaA	(2,878)	(1,228,029)	(315,888)	6.9%
Swatch Group AG/The	(508)	(1,096,696)	(282,105)	6.2%
H & M Hennes & Mauritz AB	(14,717)	(1,082,412)	(278,431)	6.1%
adidas AG	(1,029)	(989,690)	(254,580)	5.6%
HUGO BOSS AG	(2,064)	(837,798)	(215,509)	4.7%
Puma SE	(1,847)	(751,475)	(193,303)	4.2%
HelloFresh SE	(4,841)	(700,564)	(180,208)	3.9%
Pandora A/S	(1,344)	(667,603)	(171,729)	3.8%
Kingfisher PLC	(31,975)	(660,377)	(169,870)	3.7%
Next PLC	(1,215)	(595,339)	(153,140)	3.3%
Pearson PLC	(8,550)	(584,548)	(150,365)	3.3%
Dufry AG	(1,602)	(438,536)	(112,806)	2.5%
JD Sports Fashion PLC	(34,484)	(415,450)	(106,867)	2.3%
Auto Trader Group PLC	(8,816)	(409,202)	(105,260)	2.3%
ProSiebenSat.1 Media SE	(4,136)	(254,211)	(65,391)	1.4%
Thule Group AB	(1,501)	(214,643)	(55,213)	1.2%
Games Workshop Group PLC	(225)	(155,942)	(40,113)	0.9%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBECS1 (cont’d)
Adevinta ASA	(2,985)	EUR(152,553)	$(39,242)	0.9%
Watches of Switzerland Group PLC	(1,879)	(131,848)	(33,916)	0.7%
MIPS AB	(455)	(103,884)	(26,722)	0.6%
RTL Group SA	(336)	(97,726)	(25,138)	0.5%
Stroeer SE & Co KGaA	(231)	(75,967)	(19,541)	0.4%
Dr Martens PLC	(4,775)	(54,857)	(14,111)	0.3%
Fielmann AG	(216)	(48,667)	(12,519)	0.3%
		EUR(17,774,865)	$(4,572,267)
Accrued Net Interest Receivable/(Payable)			4,308
			$(4,567,959)
GSCBOEC1
United Rentals Inc	(37,145)	(3,101,842)	(460,928)	2.8%
Herc Holdings Inc	(101,665)	(2,990,421)	(444,371)	2.7%
Flex Ltd	(646,305)	(2,857,979)	(424,691)	2.6%
Jabil Inc	(175,678)	(2,616,015)	(388,735)	2.4%
EMCOR Group Inc	(91,620)	(2,572,279)	(382,236)	2.3%
Univar Solutions Inc	(392,585)	(2,563,512)	(380,934)	2.3%
STMicroelectronics NV	(286,118)	(2,558,622)	(380,207)	2.3%
Macy's Inc	(563,461)	(2,521,519)	(374,693)	2.3%
Signet Jewelers Ltd	(169,110)	(2,459,925)	(365,541)	2.2%
Super Micro Computer Inc	(175,788)	(2,407,926)	(357,814)	2.2%
Avis Budget Group Inc	(61,650)	(2,335,530)	(347,056)	2.1%
ON Semiconductor Corp	(166,902)	(2,321,608)	(344,987)	2.1%
Group 1 Automotive Inc	(56,683)	(2,295,593)	(341,121)	2.1%
WW Grainger Inc	(20,476)	(2,285,905)	(339,682)	2.1%
Diodes Inc	(134,228)	(2,267,227)	(336,906)	2.1%
Cummins Inc	(47,686)	(2,253,560)	(334,875)	2.0%
Boot Barn Holdings Inc	(142,342)	(2,250,615)	(334,438)	2.0%
Morgan Stanley	(119,933)	(2,210,659)	(328,500)	2.0%
Microchip Technology Inc	(150,013)	(2,205,151)	(327,682)	2.0%
Knight-Swift Transportation Holdings Inc	(193,836)	(2,169,488)	(322,382)	2.0%
Churchill Downs Inc	(45,534)	(2,139,420)	(317,914)	1.9%
Landstar System Inc	(64,796)	(2,120,814)	(315,149)	1.9%
Boyd Gaming Corp	(179,486)	(2,117,988)	(314,729)	1.9%
A O Smith Corp	(165,191)	(2,117,926)	(314,720)	1.9%
U-Haul Holding Co	(177,334)	(2,075,125)	(308,360)	1.9%
Werner Enterprises Inc	(229,877)	(2,044,800)	(303,854)	1.9%
Ford Motor Co	(787,763)	(2,015,514)	(299,502)	1.8%
Steven Madden Ltd	(293,956)	(1,995,747)	(296,565)	1.8%
Power Integrations Inc	(122,362)	(1,994,957)	(296,447)	1.8%
NXP Semiconductors NV	(57,069)	(1,991,979)	(296,005)	1.8%
Discover Financial Services	(89,964)	(1,988,774)	(295,528)	1.8%
Onto Innovation Inc	(132,076)	(1,967,237)	(292,328)	1.8%
Texas Instruments Inc	(58,283)	(1,955,993)	(290,657)	1.8%
Bank of America Corp	(290,202)	(1,949,932)	(289,757)	1.8%
CSX Corp	(324,311)	(1,899,051)	(282,196)	1.7%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
GMS Inc	(167,785)	$(1,884,907)	$(280,094)	1.7%
Hibbett Inc	(146,039)	(1,835,319)	(272,725)	1.7%
United Parcel Service Inc	(51,274)	(1,798,633)	(267,274)	1.6%
Masco Corp	(174,629)	(1,759,395)	(261,443)	1.6%
ABM Industries Inc	(184,178)	(1,636,202)	(243,137)	1.5%
Korn Ferry	(157,464)	(1,610,017)	(239,246)	1.5%
Popular Inc	(122,417)	(1,591,307)	(236,466)	1.4%
Matson Inc	(123,135)	(1,541,870)	(229,119)	1.4%
Buckle Inc/The	(182,963)	(1,524,584)	(226,551)	1.4%
Sonic Automotive Inc	(149,351)	(1,519,141)	(225,742)	1.4%
XPO Inc	(194,940)	(1,471,545)	(218,669)	1.3%
Photronics Inc	(391,757)	(1,344,341)	(199,767)	1.2%
SiTime Corp	(59,166)	(1,291,147)	(191,862)	1.2%
Granite Construction Inc	(143,777)	(1,159,387)	(172,283)	1.1%
Encore Capital Group Inc	(105,252)	(1,110,649)	(165,040)	1.0%
Badger Meter Inc	(49,508)	(1,086,653)	(161,475)	1.0%
Other Securities	(1,014,937)	(6,490,733)	(964,511)	5.9%
		$(110,276,463)	$(16,386,894)
Accrued Net Interest Receivable/(Payable)			133,338
			$(16,253,556)
GSCBOEC1
United Rentals Inc	(980)	(818,112)	(84,936)	2.8%
Herc Holdings Inc	(2,681)	(788,724)	(81,885)	2.7%
Flex Ltd	(17,046)	(753,793)	(78,258)	2.6%
Jabil Inc	(4,634)	(689,975)	(71,633)	2.4%
EMCOR Group Inc	(2,416)	(678,439)	(70,435)	2.3%
Univar Solutions Inc	(10,354)	(676,127)	(70,195)	2.3%
STMicroelectronics NV	(7,546)	(674,837)	(70,061)	2.3%
Macy's Inc	(14,861)	(665,051)	(69,045)	2.3%
Signet Jewelers Ltd	(4,460)	(648,806)	(67,359)	2.2%
Super Micro Computer Inc	(4,636)	(635,091)	(65,935)	2.2%
Avis Budget Group Inc	(1,626)	(615,997)	(63,952)	2.1%
ON Semiconductor Corp	(4,402)	(612,325)	(63,571)	2.1%
Group 1 Automotive Inc	(1,495)	(605,463)	(62,859)	2.1%
WW Grainger Inc	(540)	(602,908)	(62,594)	2.1%
Diodes Inc	(3,540)	(597,982)	(62,082)	2.1%
Cummins Inc	(1,258)	(594,377)	(61,708)	2.0%
Boot Barn Holdings Inc	(3,754)	(593,600)	(61,627)	2.0%
Morgan Stanley	(3,163)	(583,062)	(60,533)	2.0%
Microchip Technology Inc	(3,957)	(581,609)	(60,382)	2.0%
Knight-Swift Transportation Holdings Inc	(5,112)	(572,203)	(59,406)	2.0%
Churchill Downs Inc	(1,201)	(564,272)	(58,583)	1.9%
Landstar System Inc	(1,709)	(559,365)	(58,073)	1.9%
Boyd Gaming Corp	(4,734)	(558,620)	(57,996)	1.9%
A O Smith Corp	(4,357)	(558,603)	(57,994)	1.9%
U-Haul Holding Co	(4,677)	(547,315)	(56,822)	1.9%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSCBOEC1 (cont’d)
Werner Enterprises Inc	(6,063)	$(539,317)	$(55,992)	1.9%
Ford Motor Co	(20,777)	(531,592)	(55,190)	1.8%
Steven Madden Ltd	(7,753)	(526,379)	(54,648)	1.8%
Power Integrations Inc	(3,227)	(526,171)	(54,627)	1.8%
NXP Semiconductors NV	(1,505)	(525,385)	(54,545)	1.8%
Discover Financial Services	(2,373)	(524,540)	(54,457)	1.8%
Onto Innovation Inc	(3,484)	(518,859)	(53,868)	1.8%
Texas Instruments Inc	(1,537)	(515,894)	(53,560)	1.8%
Bank of America Corp	(7,654)	(514,295)	(53,394)	1.8%
CSX Corp	(8,554)	(500,875)	(52,001)	1.7%
GMS Inc	(4,425)	(497,145)	(51,613)	1.7%
Hibbett Inc	(3,852)	(484,066)	(50,256)	1.7%
United Parcel Service Inc	(1,352)	(474,390)	(49,251)	1.6%
Masco Corp	(4,606)	(464,041)	(48,177)	1.6%
ABM Industries Inc	(4,858)	(431,549)	(44,803)	1.5%
Korn Ferry	(4,153)	(424,642)	(44,086)	1.5%
Popular Inc	(3,229)	(419,708)	(43,574)	1.4%
Matson Inc	(3,248)	(406,669)	(42,220)	1.4%
Buckle Inc/The	(4,826)	(402,109)	(41,747)	1.4%
Sonic Automotive Inc	(3,939)	(400,674)	(41,598)	1.4%
XPO Inc	(5,142)	(388,120)	(40,294)	1.3%
Photronics Inc	(10,333)	(354,570)	(36,811)	1.2%
SiTime Corp	(1,561)	(340,540)	(35,356)	1.2%
Granite Construction Inc	(3,792)	(305,789)	(31,747)	1.1%
Encore Capital Group Inc	(2,776)	(292,934)	(30,412)	1.0%
Badger Meter Inc	(1,306)	(286,605)	(29,755)	1.0%
Other Securities	(26,770)	(1,711,930)	(177,732)	5.9%
		$(29,085,444)	$(3,019,638)
Accrued Net Interest Receivable/(Payable)			48,468
			$(2,971,170)
GSNBLIPO
On Holding AG	(3,311)	(543,147)	44,151	4.7%
Kanzhun Ltd	(2,974)	(510,807)	41,523	4.4%
Toast Inc	(3,158)	(498,080)	40,488	4.3%
Doximity Inc	(1,968)	(490,756)	39,893	4.2%
HashiCorp Inc	(2,100)	(477,686)	38,830	4.1%
Monday.com Ltd	(518)	(476,497)	38,734	4.1%
GLOBALFOUNDRIES Inc	(1,110)	(465,355)	37,828	4.0%
Robinhood Markets Inc	(6,292)	(463,079)	37,643	4.0%
Hertz Global Holdings Inc	(3,510)	(447,144)	36,348	3.9%
Gitlab Inc	(1,179)	(411,828)	33,477	3.6%
Marqeta Inc	(8,633)	(404,701)	32,897	3.5%
Confluent Inc	(2,450)	(400,196)	32,531	3.5%
Duolingo Inc	(585)	(394,911)	32,102	3.4%
Fluence Energy Inc	(1,891)	(322,793)	26,239	2.8%
Clear Secure Inc	(1,269)	(281,725)	22,901	2.4%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
GSNBLIPO (cont’d)
Credo Technology Group Holding Ltd	(2,205)	$(270,207)	$21,965	2.3%
SentinelOne Inc	(2,411)	(257,218)	20,909	2.2%
Freshworks Inc	(2,240)	(256,265)	20,831	2.2%
Rivian Automotive Inc	(1,801)	(246,997)	20,078	2.1%
Full Truck Alliance Co Ltd	(3,901)	(222,040)	18,049	1.9%
Dlocal Ltd/Uruguay	(1,625)	(190,598)	15,493	1.6%
Phillips Edison & Co Inc	(790)	(187,324)	15,227	1.6%
Verve Therapeutics Inc	(1,079)	(173,477)	14,102	1.5%
NU Holdings Ltd/Cayman Islands	(5,006)	(164,595)	13,380	1.4%
Samsara Inc	(1,676)	(161,622)	13,138	1.4%
Xometry Inc	(650)	(160,842)	13,075	1.4%
Mister Car Wash Inc	(1,931)	(140,180)	11,395	1.2%
AvidXchange Holdings Inc	(1,776)	(139,631)	11,350	1.2%
Ryan Specialty Holdings Inc	(454)	(136,879)	11,127	1.2%
Olaplex Holdings Inc	(3,065)	(136,749)	11,116	1.2%
Nuvei Corp	(542)	(135,390)	11,006	1.2%
TPG Inc	(534)	(121,665)	9,890	1.1%
Krispy Kreme Inc	(1,380)	(119,023)	9,675	1.0%
Paycor HCM Inc	(539)	(95,760)	7,784	0.8%
Remitly Global Inc	(1,107)	(94,362)	7,671	0.8%
TaskUS Inc	(681)	(89,861)	7,305	0.8%
EngageSmart Inc	(558)	(77,707)	6,317	0.7%
PowerSchool Holdings Inc	(484)	(76,998)	6,259	0.7%
Excelerate Energy Inc	(435)	(71,706)	5,829	0.6%
ForgeRock Inc	(481)	(67,471)	5,485	0.6%
Dole PLC	(781)	(63,653)	5,174	0.5%
Life Time Group Holdings Inc	(462)	(61,422)	4,993	0.5%
Legalzoom.com Inc	(986)	(59,121)	4,806	0.5%
Sovos Brands Inc	(605)	(57,974)	4,713	0.5%
Core & Main Inc	(360)	(56,111)	4,561	0.5%
Informatica Inc	(429)	(54,049)	4,394	0.5%
Definitive Healthcare Corp	(595)	(52,117)	4,237	0.4%
Allbirds Inc	(2,592)	(50,396)	4,097	0.4%
Arhaus Inc	(496)	(49,626)	4,034	0.4%
Clearwater Analytics Holdings Inc	(356)	(49,335)	4,010	0.4%
Other Securities	(14,192)	(646,610)	52,558	5.8%
		$(11,583,686)	$941,618
Accrued Net Interest Receivable/(Payable)			35,128
			$976,746
JPNBGCND
Amazon.com Inc	(65,551)	(8,886,895)	1,519,086	16.2%
Home Depot Inc/The	(7,172)	(3,056,461)	522,458	5.6%
LVMH Moet Hennessy Louis Vuitton SE	(2,352)	(2,687,254)	459,347	4.9%
McDonald's Corp	(6,258)	(2,199,834)	376,030	4.0%
Toyota Motor Corp	(103,216)	(1,976,403)	337,838	3.6%
Lowe's Cos Inc	(6,844)	(1,873,522)	320,251	3.4%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont’d)
NIKE Inc	(10,755)	$(1,800,228)	$307,723	3.3%
Starbucks Corp	(10,838)	(1,554,988)	265,803	2.8%
Sony Group Corp	(11,097)	(1,297,458)	221,782	2.4%
Booking Holdings Inc	(402)	(1,286,512)	219,911	2.3%
TJX Cos Inc/The	(11,248)	(1,210,371)	206,895	2.2%
Cie Financiere Richemont SA	(5,209)	(1,047,898)	179,123	1.9%
Target Corp	(4,479)	(1,013,601)	173,261	1.8%
Mercedes-Benz Group AG	(9,535)	(928,108)	158,647	1.7%
Hermes International	(375)	(918,728)	157,043	1.6%
AutoZone Inc	(277)	(888,542)	151,883	1.6%
O'Reilly Automotive Inc	(795)	(828,009)	141,536	1.5%
Dollar General Corp	(2,276)	(698,917)	119,470	1.3%
Chipotle Mexican Grill Inc	(320)	(691,713)	118,238	1.3%
Ford Motor Co	(37,494)	(665,890)	113,824	1.2%
General Motors Co	(12,325)	(637,075)	108,899	1.2%
Compass Group PLC	(20,334)	(636,223)	108,753	1.2%
eBay Inc	(9,221)	(600,006)	102,562	1.1%
Kering SA	(735)	(598,749)	102,348	1.1%
Ross Stores Inc	(3,833)	(595,521)	101,796	1.1%
Marriott International Inc/MD	(2,601)	(595,493)	101,791	1.1%
Hilton Worldwide Holdings Inc	(3,018)	(575,647)	98,398	1.0%
DR Horton Inc	(4,432)	(574,927)	98,275	1.0%
Yum! Brands Inc	(3,297)	(565,675)	96,694	1.0%
Oriental Land Co Ltd/Japan	(2,479)	(540,114)	92,325	1.0%
Bayerische Motoren Werke AG	(3,899)	(519,269)	88,761	0.9%
Aptiv PLC	(3,471)	(516,004)	88,203	0.9%
Honda Motor Co Ltd	(15,500)	(501,880)	85,789	0.9%
Lennar Corp	(3,716)	(500,260)	85,512	0.9%
Industria de Diseno Textil SA	(11,026)	(450,712)	77,043	0.8%
Fast Retailing Co Ltd	(549)	(434,350)	74,246	0.8%
Dollar Tree Inc	(2,196)	(433,621)	74,121	0.8%
Ulta Beauty Inc	(620)	(418,568)	71,548	0.8%
Genuine Parts Co	(1,874)	(413,385)	70,662	0.8%
Cie Generale des Etablissements Michelin SCA	(9,702)	(401,253)	68,588	0.7%
Denso Corp	(5,274)	(371,238)	63,458	0.7%
Magna International Inc	(4,237)	(361,170)	61,737	0.7%
Volkswagen AG	(1,985)	(359,992)	61,535	0.7%
LKQ Corp	(4,537)	(351,649)	60,109	0.6%
adidas AG	(1,611)	(339,132)	57,970	0.6%
MGM Resorts International	(6,171)	(335,943)	57,425	0.6%
Bandai Namco Holdings Inc	(3,821)	(333,947)	57,083	0.6%
Panasonic Holdings Corp	(26,596)	(322,239)	55,082	0.6%
Best Buy Co Inc	(2,665)	(310,807)	53,128	0.6%
Bridgestone Corp	(6,034)	(294,562)	50,351	0.5%
Sekisui House Ltd	(11,722)	(290,079)	49,585	0.5%
Toyota Industries Corp	(3,633)	(288,710)	49,351	0.5%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBGCND (cont’d)
Swatch Group AG/The	(602)	$(284,397)	$48,614	0.5%
Restaurant Brands International Inc	(3,076)	(270,233)	46,192	0.5%
InterContinental Hotels Group PLC	(2,794)	(253,463)	43,326	0.5%
Other Securities	(210,325)	(4,225,324)	722,258	7.6%
		$(55,012,949)	$9,403,667
Accrued Net Interest Receivable/(Payable)			98,596
			$9,502,263
JPNBLQGS
Jabil Inc	(12,423)	(2,843,028)	(183,991)	1.9%
GoDaddy Inc	(11,832)	(2,828,351)	(183,042)	1.9%
Performance Food Group Co	(15,688)	(2,799,817)	(181,195)	1.8%
Sprouts Farmers Market Inc	(27,342)	(2,542,511)	(164,543)	1.7%
Take-Two Interactive Software Inc	(7,491)	(2,468,671)	(159,764)	1.6%
Pure Storage Inc	(26,723)	(2,250,855)	(145,668)	1.5%
Microchip Technology Inc	(9,466)	(2,138,409)	(138,391)	1.4%
Dropbox Inc	(31,294)	(2,115,769)	(136,926)	1.4%
Palo Alto Networks Inc	(4,433)	(2,046,707)	(132,456)	1.4%
Coty Inc	(68,355)	(1,981,500)	(128,236)	1.3%
Enphase Energy Inc	(3,057)	(1,969,932)	(127,488)	1.3%
NXP Semiconductors NV	(3,595)	(1,928,392)	(124,799)	1.3%
Sabre Corp	(93,348)	(1,850,183)	(119,738)	1.2%
Nutanix Inc	(22,246)	(1,804,488)	(116,781)	1.2%
Monolithic Power Systems Inc	(1,439)	(1,787,071)	(115,653)	1.2%
Silicon Laboratories Inc	(3,902)	(1,781,985)	(115,324)	1.2%
Electronic Arts Inc	(4,576)	(1,713,719)	(110,906)	1.1%
AmerisourceBergen Corp	(3,361)	(1,652,945)	(106,973)	1.1%
New York Times Co/The	(15,478)	(1,569,524)	(101,574)	1.0%
Lumentum Holdings Inc	(8,458)	(1,481,497)	(95,878)	1.0%
Coherent Corp	(11,614)	(1,467,070)	(94,944)	1.0%
StoneCo Ltd	(45,063)	(1,463,689)	(94,725)	1.0%
Live Nation Entertainment Inc	(6,159)	(1,442,763)	(93,371)	1.0%
Maximus Inc	(6,600)	(1,437,747)	(93,046)	0.9%
F5 Inc	(3,342)	(1,436,143)	(92,942)	0.9%
Incyte Corp	(5,715)	(1,416,215)	(91,653)	0.9%
Dynatrace Inc	(12,381)	(1,384,785)	(89,619)	0.9%
Paramount Global	(19,940)	(1,344,054)	(86,983)	0.9%
Marvell Technology Inc	(10,579)	(1,328,533)	(85,978)	0.9%
Las Vegas Sands Corp	(7,732)	(1,327,747)	(85,927)	0.9%
EPAM Systems Inc	(1,351)	(1,308,159)	(84,660)	0.9%
Wix.com Ltd	(4,982)	(1,261,255)	(81,624)	0.8%
United Natural Foods Inc	(10,390)	(1,258,589)	(81,452)	0.8%
Aramark	(9,275)	(1,202,105)	(77,796)	0.8%
Murphy USA Inc	(1,514)	(1,199,029)	(77,597)	0.8%
Trade Desk Inc/The	(7,650)	(1,128,787)	(73,051)	0.7%
Wolfspeed Inc	(4,939)	(1,107,063)	(71,646)	0.7%
agilon health Inc	(17,337)	(1,098,010)	(71,060)	0.7%
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Component Weighting
JPNBLQGS (cont’d)
Horizon Therapeutics Plc	(3,427)	$(1,094,378)	$(70,825)	0.7%
Molina Healthcare Inc	(1,192)	(1,081,527)	(69,993)	0.7%
Azenta Inc	(6,643)	(1,080,755)	(69,943)	0.7%
Centene Corp	(4,860)	(1,078,414)	(69,791)	0.7%
HubSpot Inc	(1,061)	(1,071,264)	(69,329)	0.7%
Pinterest Inc	(13,753)	(1,052,303)	(68,102)	0.7%
RenaissanceRe Holdings Ltd	(1,847)	(1,052,173)	(68,093)	0.7%
Synaptics Inc	(2,850)	(1,037,155)	(67,121)	0.7%
Snowflake Inc	(2,261)	(1,029,409)	(66,620)	0.7%
Hyatt Hotels Corp	(3,230)	(1,025,797)	(66,386)	0.7%
Taylor Morrison Home Corp	(9,647)	(1,005,168)	(65,051)	0.7%
MongoDB Inc	(1,608)	(1,002,742)	(64,894)	0.7%
Other Securities	(666,120)	(73,639,744)	(4,765,727)	48.6%
		$(151,417,926)	$(9,799,275)
Accrued Net Interest Receivable/(Payable)			136,942
			$(9,662,333)
Total Return Basket Swaps, at Value			$(33,798,504)

(b)
The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity. The cash flows may be denominated in various foreign currencies based on the local currencies of the positions within the swaps.

(c)	Effective rate at January 31, 2023.
Total return swap contracts (“total return swaps”)
At January 31, 2023, the Fund had outstanding over-the-counter total return swaps as follows:
Over-the-counter total return swaps—Short(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	S&P 500 Equal Weight Total Return Index	USD	217,547,687	11/4/2023	4.47%	0.15%	OBFR	1M/T	$(1,116,378)	$403,412	$(712,966)
Total									$(1,116,378)	$403,412	$(712,966)

(a)	The Fund receives a specified rate based on a reference rate plus or minus a spread, and pays the total return on the reference entity.
(b)	Effective rate at January 31, 2023.
Purchased option contracts (“options purchased”)
At January 31, 2023, the Fund had outstanding options purchased as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Index
S&P 500 Index	141	$46,633,182	$3,775	5/19/2023	$877,020
Total options purchased (cost $2,106,271)					$877,020
Written option contracts ("options written")
At January 31, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Chemicals
Ashland, Inc.	1,406	$(15,363,362)	$120	2/17/2023	$(56,240)(a)(b)
Index
S&P 500 Index	141	(46,633,182)	4,200	5/19/2023	(1,480,500)
Internet & Catalog Retail
Chewy, Inc.	1,557	(7,015,842)	55	3/17/2023	(135,459)
Total calls					$(1,672,199)
Puts
Internet & Catalog Retail
Chewy, Inc.	4,045	(18,226,770)	26	2/24/2023	(26,293)
Multiline Retail
Dollar Tree, Inc.	1,010	(15,168,180)	130	2/17/2023	(18,685)
Total puts					$(44,978)
Total options written (premium received $3,313,767)					$(1,717,177)

(a)	Value determined using significant unobservable inputs.
(b)	Security fair valued as of January 31, 2023 in accordance with procedures approved by the valuation designee.
At January 31, 2023, the Fund had securities pledged in the amount of $3,580,029 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of January 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Common Stocks
Aerospace & Defense	$36,252,600	$30,799,628	$—	$67,052,228
Computers	—	—	3,950,001	3,950,001
Oil, Gas & Consumable Fuels	107,579,811	—	3,245,256	110,825,067
Software	634,040,483	—	3,761,530	637,802,013
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Specialty Retail	$192,194,934	$—	$154,365,360	$346,560,294
Other Common Stocks#	2,972,167,286	—	—	2,972,167,286
Total Common Stocks	3,942,235,114	30,799,628	165,322,147	4,138,356,889
Preferred Stocks#	—	—	55,987,710	55,987,710
Master Limited Partnerships and Limited Partnerships#	161,418,794	—	—	161,418,794
Corporate Bonds#	—	185,103,809	—	185,103,809
Loan Assignments#	—	—	15,300,000	15,300,000
Convertible Bonds#	—	—	19,850,000	19,850,000
Warrants
Diversified Consumer Services	78,900	—	3,573,737	3,652,637
Other Warrants#	184,288	—	—	184,288
Total Warrants	263,188	—	3,573,737	3,836,925
Options Purchased@	877,020	—	—	877,020
Short-Term Investments	—	931,568,579	—	931,568,579
Total Investments	$4,104,794,116	$1,147,472,016	$260,033,594	$5,512,299,726

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
@	The “Purchased option contracts” table under Derivative Instruments provides information on the industry or sector categorization
(a)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 1/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/2023
Investments in Securities:
Common Stocks(1)	$162,951	$—	$—	$2,371	$—	$—	$—	$—	$165,322	$2,371
Preferred Stocks(1)	57,339	—	—	(1,351)	—	—	—	—	55,988	(1,351)
Loan Assignments(1)	20,400	8	181	(164)	—	(5,125)	—	—	15,300	(164)
Convertible Bonds(1)	19,850	—	—	—	—	—	—	—	19,850	—
Warrants(2)	2,868	—	—	706	—	—	—	—	3,574	706
Total	$263,408	$8	$181	$1,562	$—	$(5,125)	$—	$—	$260,034	$1,562

(1) Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 1/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$154,365,360	Market Approach	Transaction Price	$76.17	$76.17	Increase
Common Stocks	3,245,256	Market Approach	Enterprise value EBITDA multiple(c) (EV/EBITDA)	11.0x	11.0x	Increase
Common Stocks	7,711,531	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	8.0x - 14.0x	10.9x	Increase
			Liquidation Preference Discount	20.0%	20.0%	Decrease
Preferred Stocks	51,524,057	Market Approach	Enterprise value Revenue multiple(c) (EV/Revenue)	1.5x - 16.0x	5.9x	Increase
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(1)Quantitative Information about Level 3 Fair Value Measurements:
Investment type	Fair value at 1/31/2023	Valuation approach	Unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
			Expected Volatility	70.0%	70.0%	Decrease
			Option Term (Years)	2.5	2.5	Decrease
			Discount Rate	0.3%	0.3%	Decrease
Preferred Units	$4,463,653	Market Approach	Transaction Price	$113.86	$113.86	Increase
Loan Assignments	15,300,000	Market Approach	Call Price	$102	$102	Increase
Convertible Bonds	19,850,000	Market Approach	Transaction Price	$1,000.00	$1,000.00	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(2) For the period ended January 31, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s short investments as of January 31, 2023:
Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short#	$(926,567,141)	$—	$—	$(926,567,141)
Corporate Bonds Sold Short#	—	(43,671,144)	—	(43,671,144)
Total Short Positions	$(926,567,141)	$(43,671,144)	$—	$(970,238,285)

#	The Schedule of Investments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s derivatives as of January 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3(a)	Total
Futures@
Liabilities	$(26,566,903)	$—	$—	$(26,566,903)
Swaps
Assets	—	10,479,009	—	10,479,009
Liabilities	—	(44,990,479)	—	(44,990,479)
Options Written
Liabilities	(1,660,937)	—	(56,240)	(1,717,177)
Total	$(28,227,840)	$(34,511,470)	$(56,240)	$(62,795,550)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.
See Notes to Consolidated Schedule of Investments

Consolidated Schedule of Investments Long Short Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of derivatives investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases/ Closing of options	Sales/ Writing of options	Transfers into Level 3	Transfers out of Level 3	Balance as of 1/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 1/31/2023
Other Financial Instruments
Written Option Contracts(1)	$—	$—	$—	$296	$—	$(352)	$—	$—	$(56)	$296
Total	$—	$—	$—	$296	$—	$(352)	$—	$—	$(56)	$296
(1)
These investments were valued in accordance with procedures approved by the valuation designee.
These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Schedule of Investments

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)
January 31, 2023

Principal Amount		Value
U.S. Treasury Obligations 79.2%
	U.S. Treasury Notes
$ 77,600,000	0.50%, due 3/15/2023	$ 77,231,676
89,700,000	0.25%, due 6/15/2023	88,228,359
202,800,000	0.13%, due 9/15/2023 - 12/15/2023	195,864,692(a)
Total U.S. Treasury Obligations (Cost $367,158,865)		361,324,727

Index-Linked Notes 14.6%
Diversified Financial Services 14.6%
92,226,000	GS Finance Corp., 25.00%, due 2/16/2024 (Cost $92,387,299)	66,551,818
Number of Shares

Short-Term Investments 6.0%
Investment Companies 6.0%
27,542,619	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.18%(b)(Cost $27,542,619)	$27,542,619
Total Investments 99.8% (Cost $487,088,783)		455,419,164
Other Assets Less Liabilities 0.2%		1,004,819(c)
Net Assets 100.0%		$456,423,983

(a)	All or a portion of this security is pledged as collateral for options written.
(b)	Represents 7-day effective yield as of January 31, 2023.
(c)	Includes the impact of the Fund's open positions in derivatives at January 31, 2023.
See Notes to Schedule of Investments

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Written option contracts ("options written")
At January 31, 2023, the Fund had outstanding options written as follows:
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	24	$(9,783,840)	$3,870	2/3/2023	$(3,840)
S&P 500 Index	40	(16,306,400)	3,995	2/3/2023	(59,200)
S&P 500 Index	53	(21,605,980)	4,010	2/3/2023	(97,785)
S&P 500 Index	7	(2,853,620)	4,020	2/3/2023	(14,805)
S&P 500 Index	93	(37,912,380)	4,055	2/3/2023	(304,575)
S&P 500 Index	4	(1,630,640)	3,870	2/10/2023	(2,680)
S&P 500 Index	5	(2,038,300)	3,930	2/10/2023	(6,425)
S&P 500 Index	2	(815,320)	3,945	2/10/2023	(3,020)
S&P 500 Index	143	(58,295,380)	3,980	2/10/2023	(311,025)
S&P 500 Index	128	(52,180,480)	3,995	2/10/2023	(322,560)
S&P 500 Index	5	(2,038,300)	4,055	2/10/2023	(22,300)
S&P 500 Index	93	(37,912,380)	3,900	2/17/2023	(168,330)
S&P 500 Index	113	(46,065,580)	3,930	2/17/2023	(257,075)
S&P 500 Index	23	(9,376,180)	3,945	2/17/2023	(58,535)
S&P 500 Index	6	(2,445,960)	3,980	2/17/2023	(19,800)
S&P 500 Index	38	(15,491,080)	3,995	2/17/2023	(141,360)
S&P 500 Index	15	(6,114,900)	4,030	2/17/2023	(70,575)
S&P 500 Index	60	(24,459,600)	4,015	2/24/2023	(293,700)
S&P 500 Index	57	(23,236,620)	4,030	2/24/2023	(305,520)
S&P 500 Index	22	(8,968,520)	4,040	2/24/2023	(125,400)
S&P 500 Index	145	(59,110,700)	4,075	2/24/2023	(1,015,725)
S&P 500 Index	50	(20,383,000)	4,035	3/3/2023	(310,000)
S&P 500 Index	22	(8,968,520)	4,050	3/3/2023	(159,830)
S&P 500 Index	3	(1,222,980)	4,075	3/3/2023	(23,040)
Total options written (premium received $7,980,629)					$(4,097,105)
At January 31, 2023, the Fund had securities pledged in the amount of $117,027,738 to cover collateral requirements for options written.
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of January 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$361,324,727	$—	$361,324,727
Index-Linked Notes#	—	66,551,818	—	66,551,818
Short-Term Investments	—	27,542,619	—	27,542,619
Total Investments	$—	$455,419,164	$—	$455,419,164

#	The Schedule of Investments provides information on the industry or sector categorization.
See Notes to Schedule of Investments

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see the Notes to Schedule of Investments), of inputs used to value the Fund’s derivatives as of January 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(4,097,105)	$—	$—	$(4,097,105)
Total	$(4,097,105)	$—	$—	$(4,097,105)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Schedule of Investments

January 31, 2023
Notes to Schedule of Investments Alternative and Multi-Asset Class Funds ß(Unaudited)

In accordance with Accounting Standards Codification 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Long Short Fund ("Long Short"), and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy") (each individually a "Fund", and collectively, the "Funds") are carried at the value that Management believes each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds' investments (long and short positions) in equity securities, preferred stocks, master limited partnerships and limited partnerships, warrants and exchange-traded options purchased and written, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
For information on the Funds' significant accounting policies, please refer to the Funds' most recent shareholder reports.
ßNotes to Consolidated Schedule of Investments for Long Short.

Notes to Schedule of Investments Alternative and Multi-Asset Class Funds ß(Unaudited)  (cont’d)
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit specific details, relevant listed bond and preferred stock prices and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
Index Linked Notes. The value of the index linked notes is determined by obtaining a valuation from a calculation agent and is primarily based on accrued interest, the underlying index change, participation rate related to the issuer and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended the Funds' Board of Trustees designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange is open for business. Management has approved the use of ICE Data Services (“ICE”) to assist in determining the fair value of foreign equity securities when
For information on the Funds' significant accounting policies, please refer to the Funds' most recent shareholder reports.
ßNotes to Consolidated Schedule of Investments for Long Short.

Notes to Schedule of Investments Alternative and Multi-Asset Class Funds ß(Unaudited)  (cont’d)
changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
On February 25, 2022, to facilitate compliance with certain requirements necessary to maintain its status as a regulated investment company, Long Short formed NB A24 Long Short Blocker LLC (the "Blocker"), a Delaware limited liability company, to hold interests in certain private placements. The Blocker is a wholly owned subsidiary of Long Short and Long Short will remain its sole member. As of January 31, 2023, the value of Long Short's investment in the Blocker was as follows:
Investment in Blocker	Percentage of Net Assets
$4,440,741	0.1%
Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.
Russia's Invasion of Ukraine: Russia's invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia's actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
For information on the Funds' significant accounting policies, please refer to the Funds' most recent shareholder reports.
ßNotes to Consolidated Schedule of Investments for Long Short.

Notes to Consolidated Schedule of Investments Alternative and Multi-Asset Class Funds ß (Unaudited) (cont'd)
Legend
Legend January 31, 2023 (Unaudited)
Benchmarks:
€STR	= Euro Short Term Rate
FEDL01	= United States Federal Funds Effective Rate
LIBOR	= London Interbank Offered Rate
OBFR	= United States Overnight Bank Funding Rate
Counterparties:
GSI	= Goldman Sachs International
JPM	= JPMorgan Chase Bank N.A.
Index Periods/Payment Frequencies:
1M	= 1 Month
3M	= 3 Months
T	= Termination
Other Abbreviations:
ADR	= American Depositary Receipt
Management	= Neuberger Berman Investment Advisers LLC

Currency Abbreviations:
EUR	= Euro
USD	= United States Dollar
For information on the Funds' significant accounting policies, please refer to the Funds' most recent shareholder reports.
ßNotes to Consolidated Schedule of Investments for Long Short.